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                                             EXHIBIT 10.10
                                             MASTER SECURITY AGREEMENT NO. 32567



LENDER: FLEET CAPITAL CORPORATION      CUSTOMER: EAGLE GEOPHYSICAL ONSHORE, INC.
        a Rhode Island corporation               a Delaware Corporation

ADDRESS: 50 Kennedy Plaza                       ADDRESS: 50 Briar Hollow Lane
         Providence, Rhode Island 02903-2305             6th Floor West
                                                         Houston, TX 77027

1.       GRANT OF SECURITY INTEREST; DEFINITIONS.

         Subject to the terms and conditions set forth herein (the "MASTER SECURITY AGREEMENT") and in any Equipment Security Agreement Schedule incorporating the terms of this Master Security Agreement (each, an "EQUIPMENT SCHEDULE"), Customer hereby grants to Fleet Capital Corporation ("LENDER") a security interest in and to all Collateral (hereinafter defined) in order to secure the payment and performance of all Obligations (hereinafter defined), including but not limited to any Obligations evidenced by one or more promissory or installment notes which specifically refer to an Equipment Schedule (the "NOTE(S)"). The extent to which Lender's security interest in any item of Collateral shall be entitled to purchase money priority shall be determined by reference to the unpaid principal balance of any Note evidencing the financing of the purchase price of such item of Equipment.

         References to "THE SECURITY AGREEMENT," "THIS SECURITY AGREEMENT" or "ANY SECURITY AGREEMENT" shall mean and refer to any Equipment Schedule which incorporates the terms of this Master Security Agreement, together with all exhibits, addenda, schedules, certificates, riders and other documents and instruments executed and delivered in connection with such Equipment Schedule, all as the same may be amended or modified from time to time. Each Equipment Schedule shall constitute a separate, distinct and independent security agreement and contractual obligation of Customer. "AFFILIATE" means, with respect to any person, firm or entity, any other person, firm or entity controlling, controlled by, or under common control with such person, firm or entity, and for this purpose, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of any such person, firm or entity, whether through the legal or beneficial ownership of voting securities, by contract or otherwise. Notwithstanding anything to the contrary, Seitel, Inc. and its wholly-owned subsidiaries shall not be an Affiliate of Customer for purposes of this Security Agreement. "COLLATERAL" means the Equipment and all present or future additions, attachments, accessions or accessories thereto and replacements thereof, all tools, manuals, service records, software and similar information and materials related to such Equipment, and the proceeds, from the sale, lease or other disposition of the Equipment, in the form of goods, accounts, chattel paper, documents, instruments and general intangibles, and insurance proceeds payable in respect of loss or damage to such Collateral. "EQUIPMENT" means machinery and equipment now owned or hereafter acquired by Customer, wherever the same may be located, which is described in one or more Equipment Schedules entered into from time to time by the parties hereto. The term "ITEM OF EQUIPMENT" shall mean each functionally integrated and marketable group or unit of Equipment; and any determination of the outstanding principal balance of the Note


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with respect to any item of Equipment shall include the unpaid total amount of all vendor or seller invoices (including Customer invoices, if any) for such group or unit of Equipment, together with all costs of delivery, installation, testing and related services, accessories, supplies or attachments from vendors or supplier's thereof (including Customer provided items) financed by Lender in connection with such group or unit of Equipment, together with all acquisition fees and costs of delivery, installation, testing and related services, accessories, supplies or attachments procured or financed by Lender from vendors or suppliers thereof (including items provided by Customer) relating to or allocable to such item of Equipment ("RELATED EXPENSES"). "OBLIGATIONS" means all indebtedness, obligations and liabilities of Customer or any Affiliate of Customer owing to Lender of every kind and description, direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising, regardless of how the same arise or by what instrument, agreement or book account they may be evidenced, or whether evidenced by any instrument, agreement or book account, including, without limitation, all loans (including any loan by renewal or extension of existing indebtedness or liability), all indebtedness, all obligations for the deferred purchase price or rental of any property or of any of the Collateral, all undertakings to take or refrain from taking any action, and all interest, taxes, fees, charges, expenses and attorneys fees chargeable to Customer or incurred by Lender under this Security Agreement, or any other document or instrument delivered in connection herewith. As used herein with respect to any Obligation or Equipment or Collateral: (a) the following terms shall have the meanings or values defined or assigned to them in the applicable Equipment Schedule therefor: "ACCEPTANCE DATE," "ADVANCE PAYMENT(S)," "EQUIPMENT LOCATION(S)," "SECURITY DEPOSIT"; and (b) the following terms shall have the meanings or values assigned to them in the applicable Note therefor: "PAYMENTS," "PAYMENT DATES," "MATURITY DATE," "INTEREST RATE." To the extent not otherwise specifically defined in this Master Security Agreement, unless the context otherwise requires, all other terms contained in this Master Security Agreement shall have the meanings assigned or referred to them in the Uniform Commercial Code in force in the State of Rhode Island (the "UCC") to the extent the same are used or defined therein.

2.       CUSTOMER REPRESENTATIONS, WARRANTIES, COVENANTS.

         Customer hereby represents and warrants to and covenants with Lender that, as of the date hereof and for so long as any Obligations shall remain outstanding: (a) Customer is duly organized and is existing in good standing under the laws of its jurisdiction of organization and is duly qualified and in good standing in those jurisdictions where the conduct of its business or the ownership of its properties requires qualification, except where failure to be so qualified does not have a material adverse effect on Customer; (b) Customer has the power and authority to own the Collateral, to enter into and perform this Security Agreement and any other document or instrument delivered in connection herewith and to incur the Obligations; (c) Customer's chief executive office is located at the address set forth above and Customer shall furnish Lender with at least 30 days prior written notice of any change thereto; (d) Customer utilizes no trade names in the conduct of its business; (e) Customer has not changed its name, been the surviving entity in a merger, acquired any business; or changed the location of its chief executive office within the previous five years, except as may have been specifically disclosed to Lender in writing prior to the date hereof and 30 days prior to such future event; (f) the execution and performance of this Security Agreement, the Notes



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and any other document or instrument delivered in connection herewith will not result in the creation or imposition of any lien or encumbrance upon any of the Collateral, except in favor of Lender pursuant hereto; (g) this Security Agreement, the Notes and any document or instrument delivered in connection herewith and the transactions contemplated hereby or thereby are duly authorized, executed and delivered, and this Security Agreement, the Notes and such other documents and instruments constitute valid and legally binding obligations of Customer and are enforceable against Customer in accordance with their respective terms; (h) Customer has filed all federal, state and local tax returns and other reports it is required to file and has paid or made adequate provision for payment of all such taxes, assessments and other governmental charges; (i) Except as disclosed in writing by Customer to Lender from time to time promptly upon Customer's knowledge thereof, there are no pending or threatened actions or proceedings before any court or administrative agency which materially adversely affect Customer's financial condition or operations;
(j) no representation, warranty or statement by Customer contained herein or in any certificate or other document furnished or to be furnished by Customer pursuant hereto contains or at the time of delivery shall contain any untrue statement of material fact, or omits, or shall omit at the time of delivery, to state a material fact necessary to make it not misleading; (k) Customer shall cause Eagle Geophysical, Inc. (hereinafter "GUARANTOR") to furnish Lender: (x) within 120 days after the close of each fiscal year of Guarantor, a copy of its consolidated financial statements, including a balance sheet, income statement, statement of retained earnings and a statement of cash flows, prepared in accordance with GAAP (as hereinafter defined) and signed by an independent certified public accountant satisfactory to Lender in its reasonable discretion;
(y) within 45 days after the close of each of the first three (3) quarters of each fiscal year of Guarantor, unaudited consolidated financial statements similar to those described in the immediately preceding clause, prepared by Guarantor in accordance with GAAP (as hereinafter defined) and certified by the chief financial officer of Guarantor; and (z) promptly upon request of Lender, in form satisfactory to Lender, such other and additional information as Lender may reasonably request from time to time; (l), Customer shall permit Lender, through its authorized attorneys, accountants and representatives, to inspect and examine the Collateral and the books, accounts, records, ledgers and assets of every kind and description of Customer with respect thereto at all reasonable times, provided, however, for so long as no Event of Default (or event or condition which, with the passage of time or giving of notice, or both, would become such an Event of Default) has occurred and is continuing, Lender shall provide prior written notice to Customer of such inspection and examination; (m) Customer shall promptly inform Lender of any Defaults (defined below) or any events or changes in the financial condition of Customer occurring since the date of the last financial statements of Customer delivered to Lender which, individually or cumulatively, when viewed in light of prior financial statements, may result in a material adverse change in the financial condition of Customer; (n) Customer shall pay or deposit promptly when due all sales, use, excise, personal property, income, withholding, corporate, franchise and other taxes, assessments and governmental charges upon or relating to its ownership or use of any of the Collateral and submit to Lender upon request, proof satisfactory to Lender that such payments and/or deposits have been made; (o) if Customer shall now or hereafter maintain an employee benefit plan covered by
Section 4021(a) of the Employee Retirement Income Security Act of 1974 ("ERISA")relating to plan termination insurance, Customer is not aware as of the date hereof, and shall promptly notify Lender hereafter upon notice or knowledge of: (x) the filing of notice with the Pension Benefit Guaranty



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Corporation (the "PBGC") pursuant to Section 4041 of ERISA that such plan is to be terminated; and (y) the institution of proceedings by the PBGC under Section 4042 of ERISA; (p) Customer shall at any time and from time to time upon request of Lender, execute and deliver to Lender, in form and substance satisfactory to Lender, such documents as Lender shall deem necessary or desirable to perfect or maintain perfected the security interest of Lender in the Collateral or which may be necessary to comply with the provisions of the law of any jurisdiction in of which Customer may then be conducting business or in which any of the Collateral may be located and (q) throughout the term of this Security Agreement, Guarantor shall comply, with all of the following financial covenants:

(i)   Current Ratio. Guarantor shall maintain a Current Ratio, of not less than
1.15 to 1, determined as of the end of Guarantor's fiscal year.

(ii) Minimum Tangible Net Worth. Guarantor's minimum Tangible Net Worth shall be not less than (a) $45,000,000.00 or (b) 95% of the equity raised by the August 11, 1997, initial public offering of the common stock, plus 70% of positive Net Income determined as of the end of Guarantor's most recent fiscal quarter .

(iii) Minimum Quarterly Cash Flow. Guarantor's ratio of cash flow to Debt Service shall not be less than 1.25 to 1.

(iv) Disparity between proforma and audited results for fiscal year 1997 . Guarantor's audited figures for Guarantor's fiscal year 1997 shall not be qualified or materially different from the proforma information, dated September 30, 1997 and December 31, 1997, and provided to Lender by Guarantor.

(v) Certification of Compliance. Customer shall cause Guarantor to furnish, within 45 days of the end of each of Guarantor's fiscal quarters, and within 120 days of each of Guarantor's fiscal year ends, a Compliance Certificate, substantially in the form of Exhibit A attached hereto, certified by Guarantor's chief financial officer, as to the compliance with the above-referenced covenants.

For purposes of calculating the foregoing covenants, the following definitions shall apply:

"Cash Flow" shall be defined as the sum of net income plus depreciation and other non-cash charges less non-cash income of Guarantor.

"Current Assets" shall mean at any time, all assets that should in accordance with GAAP (as hereinafter defined), be classified as current assets.

"Current Liabilities" shall mean at any time, all liabilities that should in accordance with GAAP (as hereinafter defined), be classified as current liabilities.




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"Current Ratio" shall be defined as Current Assets divided by Current
Liabilities, excluding current maturities of long term debt.

"Debt Service" shall be defined for any fiscal quarter as the sum of (a) principal amounts required to be paid during such quarter on indebtedness other than in connection with Guarantor's revolving line of credit with Bank One, Texas, N.A., plus (b) lease payments required to be paid during such quarter in connection with capital leases, plus (c) the outstanding principal balance due at the beginning of such quarter on Guarantor's revolving line of credit with Bank One, Texas, N.A., divided by sixteen.

"GAAP" shall mean generally accepted accounting principles, applied on a consistent basis, as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question. Accounting principles are applied on a "consistent basis" when the accounting principles observed in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

"Person" means an individual, company, corporation, partnership, limited partnership, joint venture, trust, association, unincorporated organization or a government or any agency or political subdivision thereof.

"Tangible Net Worth" means the total assets of Guarantor exclusive of (a) those assets classified as intangible, including, without limitation, goodwill, patents, trademarks, trade names, copyrights, franchises and deferred charges,
(b) treasury stock and minority interests in any Person, (c) cash set apart and held in a sinking or other analogous fund established for the purpose of redemption or other retirement of capital stock, (d) to the extent not already deducted from total assets, allowances for depreciation, depletion, obsolescence and/or amortization or properties, uncollectible accounts, and contingent but probable liabilities as to which an amount can be established, (e) deferred taxes and (f) all assets arising from advances to officers, former officers or sales representatives of Guarantor made outside of the ordinary course of business; less total liabilities of Guarantor.

All other financial terms contained herein that are not specifically defined herein shall have meanings determined in accordance with GAAP. The foregoing covenants shall be calculated based on Guarantor's consolidated financial statements.

3.       COLLATERAL REPRESENTATIONS, WARRANTIES, COVENANTS.

         Customer hereby further represents and warrants to and covenants with Lender that, as of the date hereof and for so long as any Obligations shall remain outstanding: (a) Customer is the owner of the Collateral free and clear of all rights, title, security interests, encumbrances or liens of any other party other than Permitted Liens (as hereinafter defined), and Customer will defend the Collateral against all claims and demands of all persons at any time claiming any interest therein; (b) the Equipment is personal property even though the Equipment may hereafter become attached



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or affixed to real property; (c) the location(s) where the Collateral is stored when not being used by Customer on a project, if not owned by Customer, are leased by Customer pursuant to valid leases or rental agreements which permit the possession, use and operation of the Equipment at said locations; (d) Customer shall provide Lender with disclaimers and waivers from landlords, mortgagees and other persons holding any interest or claim in and to any such location or any Collateral, reasonably acceptable in all respects to Lender, which may be necessary or advisable in the sole discretion of Lender to confirm that the first priority security interest and rights of Lender in the Collateral are and will remain valid against all other parties; (e) Customer shall not, without the prior written consent of Lender, sell, offer to sell, lease, rent, hire or in any other manner dispose, transfer or surrender use and possession of any Equipment; (f) Customer will not, directly or indirectly, create, incur or permit to exist any lien, encumbrance, mortgage, pledge, attachment or security interest on or with respect to the Equipment except in favor of Lender under the terms of this Security Agreement; (g) Customer shall deliver to Lender any and all evidence of ownership of, and certificates of title to, any and all of the Equipment; (h) Customer shall permit each item of Equipment to be used only within the continental United States by qualified personnel solely for business purposes and the purpose for which it was designed and, at its sole expense, shall service, repair, overhaul and maintain each item of Equipment in the same condition as when received, ordinary wear and tear excepted, in good operating order, consistent with prudent industry practice (but, in no event less than the same extent to which Customer maintains other similar equipment in the prudent management of its assets and propertie(s) and in compliance with all applicable laws, ordinances, regulations, and conditions of all insurance policies required to be maintained by Customer under the Security Agreement and all manuals, orders, recommendations, instructions and other written requirements as to the repair and maintenance of such item of Equipment issued at any time by the vendor and/or manufacturer thereof (i) Customer shall furnish to Lender such information concerning the condition, location, use and operation of the Equipment as Lender may request; (j) Customer shall permit any person designated by Lender to visit and inspect any item of Equipment and any records maintained in connection therewith, provided, however, that the failure of Lender to inspect the Equipment or to inform Customer of any noncompliance shall not relieve Customer of any of its Obligations hereunder, and further provided, that for so long as no Event of Default (or event or condition which, with the passage of time or giving of notice, or both, would become such an Event of Default) has occurred and is continuing, Lender shall provide prior written notice to Customer of such inspection; (k) if any item of Equipment does not comply with the requirements of this Security Agreement, Customer shall, within 30 days of written notice from Lender, bring such Equipment into compliance with the provisions hereof; (l) Customer shall not use any Equipment, nor allow the same to be used, for any unlawful purpose, nor in connection with any property or material that would subject the Lender to any liability under any state or federal statute or regulation pertaining to the production, transport, storage, disposal or discharge of hazardous or toxic waste or materials and (m) from time to time promptly upon the written request of Lender, Customer shall provide Lender with a certificate executed by a duly authorized officer of Customer certifying the location of the Equipment and, a description of the vehicle which the Equipment is attached and the identity of any owner of such vehicle and/or of any third party which claims a security interest in such vehicle. Promptly upon the attaching of the Equipment to a vehicle, Customer shall either certify to Lender that the owner of such vehicle and any third party security



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interest holder in such vehicle do not claim any interest in the vehicle or, to the extent that Customer has not already provided a release of any such interest to Lender, provide Lender with releases of any interest in the Equipment from any third party owner of the Equipment to which the Equipment becomes affixed and/or from any third party which claims a security interest in the Equipment to which the Equipment becomes attached. Such release shall be satisfactory in form and substance to the Lender.

         As used herein, Permitted Liens means (a) claims or liens for taxes, assessments, or similar charges, incurred in the ordinary course of business that are not yet due and payable or (b) claims or liens for taxes, assessments, or similar charges, that are due and remain unpaid, if the validity or amount thereof is being contested in good faith by appropriate and lawful proceedings, so long as levy and execution thereon have been stayed and continue to be stayed, and in Lender's sole judgment said proceedings do not, separately or in the aggregate involve any danger of the sale, forfeiture or loss of, or the loss of the use of, an item of Equipment or any interest therein.

4.       SELECTION AND USE OF EQUIPMENT; DISCLAIMER OF WARRANTIES.

         Customer has selected each item of Equipment and the manufacturer and/or supplier thereof based on its own judgment, and expressly disclaims any reliance upon any statements or representations made by Lender. If the Equipment is not delivered, is not properly installed, does not operate as warranted by the manufacturer or supplier thereof, becomes obsolete, or is unsatisfactory for any reason whatsoever, Customer shall make all claims on account thereof solely against the manufacturer or supplier thereof and not against Lender. Customer acknowledges that neither the manufacturer or supplier of the Equipment, nor any sales representative or agent thereof, is an agent of Lender, and no agreement or representation as to the Equipment or any other matter by any such sales representative or agent of the manufacturer or supplier shall in any way affect any of the Notes or the Obligations.

LENDER IS NOT THE MANUFACTURER OR SUPPLIER OF THE EQUIPMENT, NOR THE AGENT THEREOF, AND MAKES NO EXPRESS OR IMPLIED REPRESENTATIONS OR WARRANTIES AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION, THE MERCHANTABILITY OF THE EQUIPMENT, ITS FITNESS FOR A PARTICULAR PURPOSE, ITS DESIGN OR CONDITION, ITS CAPACITY OR DURABILITY, THE QUALITY OF THE MATERIAL OR WORKMANSHIP IN THE MANUFACTURE OR ASSEMBLY OF THE EQUIPMENT, OR THE CONFORMITY OF THE EQUIPMENT TO THE PROVISIONS AND SPECIFICATIONS OF ANY PURCHASE ORDER RELATING THERETO, OR PATENT INFRINGEMENTS, AND LENDER HEREBY DISCLAIMS ANY SUCH WARRANTY. LENDER IS NOT RESPONSIBLE FOR ANY REPAIRS OR SERVICE TO THE EQUIPMENT, DEFECTS THEREIN OR FAILURES IN THE OPERATION THEREOF.

5.       RISK OF LOSS AND DAMAGE; INSURANCE.

         Customer assumes all risk of loss, damage or destruction to the Equipment from whatever cause and for whatever reason. If all or a portion of an item of Equipment shall become lost, stolen, destroyed, damaged beyond repair or rendered permanently unfit for use for any reason, or in the



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event of any condemnation, confiscation, theft or seizure or requisition of title to or use of such item ("EVENT OF LOSS"), Customer shall promptly either:
(i) pay to Lender an amount equal to the outstanding principal balance of the applicable Note with respect to such item of Equipment as of the next following Payment Date, plus all accrued interest and other charges then due and owing hereunder and under the Note or (ii) upon delivery of at least fifteen (15) days prior written notice to Lender, Customer may substitute any item of Equipment with other equipment of like kind and having the same or greater value, utility and useful life ("REPLACEMENT EQUIPMENT"). Notwithstanding any such Event of Loss, in the event of any such substitution the Customer's obligation to pay hereunder and under the applicable Note shall continue. In the event of any substitution of Equipment with Replacement Equipment, immediately upon effectiveness of such substitution and without further act: (i) Lender shall be named as lienholder as to the Replacement Equipment, (ii) title to the replaced Equipment shall thereupon be free and clear of all the Lender's liens and shall no longer be deemed Equipment hereunder; and (iii) such Replacement Equipment shall become Equipment for all purposes under this Security Agreement. Upon the substitution of Replacement Equipment, the following documents shall be duly authorized, executed and delivered by the respective party or parties thereto and shall be in full force and effect delivered to the Lender at no cost or expense to the Lender; (a) a substitution agreement in form and substance acceptable to Lender; (b) evidence satisfactory to Lender that the Replacement Equipment is of like kind and has equal or greater value, useful life and utility than the Equipment it replaces; (c) all documentation reasonably requested by Lender to effectuate a first-in-priority lien and security interest in the Replacement Equipment being substituted; and (d) all other documents Lender reasonably deems necessary. For so long as any Obligations shall remain outstanding, Customer shall procure and maintain insurance in such amounts and with such coverages, and upon such terms and with such companies, as Lender may approve, at Customer's expense, provided, however, that in no event shall such insurance be less than the following coverages and amounts: (a) Worker's Compensation and Employer's Liability Insurance, in the full statutory amounts provided by law; (b) Comprehensive General Liability Insurance including product/completed operations and contractual liability coverage, with minimum limits of the greater of: (i) $ 1,000,000 each occurrence, and Combined Single Limit Bodily Injury and Property Damage, $ 1,000,000 aggregate, where applicable, or (ii) as otherwise specified in any Equipment Schedule hereto; and
(c) All Risk Physical Damage Insurance, including earthquake and flood, on each item of Equipment, in an amount not less than the greater of (i) the outstanding principal balance owing under any Note with respect to the Equipment; or (ii) its full replacement value. On each such policy Lender will be included as an additional insured and loss payee as its interest may appear. Such policies shall be endorsed to provide that the coverage afforded to Lender shall not be rescinded, impaired or invalidated by any act or neglect of Customer. Customer agrees to waive Customer's rights and its insurance carrier's rights of subrogation against Lender for any and all loss or damage. All policies shall be endorsed or contain a clause requiring the insurer to furnish Lender with at least 30 days' prior written notice of any material change, cancellation or non-renewal of coverage. Upon execution of this Security Agreement, Customer shall furnish Lender with a certificate of insurance or other evidence satisfactory to Lender that such insurance coverages are in effect, provided, however, that Lender shall be under no duty either to ascertain the existence of or to examine such insurance coverage or to advise Customer in the event such insurance coverage should not comply with the requirements



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hereof. If Customer shall at any time or times hereafter fail to obtain and/or maintain any of the policies of insurance required herein, or fail to pay any premium in whole or in part relating to any such policies, Lender may, but shall not be obligated to, obtain and/or cause to be maintained insurance coverage with respect to the Collateral, including, at Lender's option, the coverage provided by all or any of the policies of Customer and pay all or any part of the premium therefor, without waiving any Event of Default by Customer, and any sums so disbursed by Lender shall be additional Obligations of Customer to Lender payable on demand. Lender shall have the right to settle and compromise any and all claims under any of the policies required to be maintained by Customer hereunder and Customer hereby appoints Lender as its attorney-in-fact, with power to demand, receive and receipt for all monies payable thereunder, to execute in the name of Customer or Lender or both any proof of loss, notice, draft or other instruments in connection with such policies or any loss thereunder and generally to do and perform any and all acts as Customer, but for this appointment, might or could perform.

6.       EVENTS OF DEFAULT.

         An "EVENT OF DEFAULT" under any Security Agreement shall be deemed to have occurred upon the occurrence or existence of any one or more of the following events or conditions (each a "DEFAULT") and after the giving of any required notice or the passage of any required period of time (or both) specified below with respect to such Default: (a) Customer shall fail to make any Payment due under any Note within 10 days of its due date; or (b) Customer shall fail to obtain or maintain any of the insurance required under any Security Agreement; or (c) Customer shall fail to perform or observe any covenant, condition or agreement under any Security Agreement, and such failure continues for 10 days after notice thereof to Customer; or (d) Customer or any Affiliate of Customer shall default in the payment or performance of any Obligation owing to Lender, or any indebtedness or obligation owing to any Affiliate of Lender, under any note, security agreement, equipment lease, title retention or conditional sales agreement or any instrument or agreement evidencing such indebtedness with Lender or any such Affiliate of Lender; or (e) any representation or warranty made by Customer herein or in any certificate, agreement, statement or document hereto or hereafter furnished Lender, including without limitation any financial information disclosed to Lender, shall prove to be false or incorrect in any material respect; or (f) the commencement of any bankruptcy (which, in the case of any such involuntary proceeding is not dismissed, terminated or stayed within ninety (90) days of such filing), insolvency, arrangement, reorganization, receivership, liquidation or other similar proceeding by or against Customer or any of its properties or businesses, or the appointment of a trustee, receiver, liquidator or custodian for Customer or any of its properties or businesses, or if Customer suffers the entry of an order for relief under Title 11 of the United States Code; or (g) the making by Customer of a general assignment or deed of trust for the benefit of creditors; or (h) Customer shall default in any payment or other obligation, with respect to any indebtedness, conditional sale, time sale, lease or other financing obligation of which the then outstanding balance exceeds One Million ($1,000,000.00) Dollars, to any third party and any applicable grace or cure period with respect thereto has expired; or (i) Customer shall terminate its existence by merger, consolidation, sale of substantially all of its assets or otherwise; or (j) if Customer is a privately held corporation, more than the 50% of Customer's voting capital stock, or effective control of Customer's voting capital stock, issued and outstanding from time to time, is not



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retained by the holders of such stock on the date of this Security Agreement; or
(k) if Customer is a publicly held corporation, there shall be a change in the ownership of Customer's stock such that Customer is no longer subject to the reporting requirements of the Securities Exchange Act of 1934 or no longer has a class of equity securities registered under Section 12 of the Securities Act of 1933; or (l) Guarantor shall fail to perform or observe any covenant contained in Section 2(q) of this Master Security Agreement; or (m) any event or condition set forth in subsections (b) through (k) of this Section 6 shall occur with respect to any guarantor or other person liable or responsible, in whole or in part, for payment or performance of any Obligations; or (n) any event or condition set forth in subsections (e) through (k) shall occur with respect to any Affiliate of Customer. Customer shall promptly notify Lender of the occurrence of any Event of Default or the occurrence or existence of any event or condition which, upon the giving of notice of lapse of time, or both, would constitute an Event of Default.

7.       RIGHTS AND REMEDIES; MANDATORY PREPAYMENT.

         Upon the occurrence of an Event of Default, Lender shall have all of the rights and remedies enumerated herein (all of which are cumulative and not exclusive of any other right or remedy available to Lender): (a) Lender may declare, at its option, all or any part of the Obligations immediately due and payable, without demand, notice of intention to accelerate, notice of acceleration, notice of nonpayment, presentment, protest, notice of dishonor, or any other notice whatsoever, all of which are hereby waived by Customer and any endorser, guarantor, surety or other party liable in any capacity for any of the Obligations; (b) Lender shall have the right to enter and/or remain upon the Equipment location(s) without any obligation to pay rent to Customer or others, or any other place or places where any of the Collateral is located and kept and: (i) remove Collateral therefrom to the premises of Lender or any agent of Lender, for such time as Lender may desire, in order to maintain, collect, sell and/or liquidate the Collateral; (ii) use such premises, together with materials, supplies, books and records of Customer, to maintain possession and/or the condition of the Collateral, and to prepare the Collateral for selling, liquidating or collecting; or (iii) without removing the Collateral from such premises, render the Collateral unusable by the Customer or by any other party in possession thereof or with an interest therein; (c) Lender may require Customer to assemble the Collateral and make it available to Lender at a place to be designated by Lender; (d) Lender shall have the right to set-off, without notice to Customer, any and all deposits or other sums at any time or times credited by or due from Lender, to Customer, whether in a special account or other account or represented by a certificate of deposit (whether or not matured) which deposits and other sums may be set-off against all or any part of the Obligations; and (e) Lender shall have, in addition to any other rights and remedies contained in this Security Agreement and any other agreements, guarantees, notes, instruments and documents heretofore, now or at any time or times hereafter executed by Customer and delivered to Lender, all of the rights and remedies of a secured party under the UCC. If Lender seeks to take possession of any or all of the Collateral by court process, Customer hereby irrevocably waives any bonds and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession, and waives any demand for possession prior to the commencement of any suit or action to recover with respect thereto. Any notice required to be given by Lender of a sale or other disposition or other intended action by Lender with respect to any of the Collateral or otherwise which is made in accordance with the terms of this Security Agreement at least five (5) days prior to such proposed action, shall constitute fair and reasonable notice to Customer of any such action. Lender shall be liable to Customer only for its gross negligence or willful misconduct in failing to comply with any applicable law imposing duties upon Lender; Lender's liability for any such failure shall be limited to the actual loss suffered by Customer directly resulting from such failure; and in no event shall Lender have any liability to Customer for incidental, consequential, punitive or exemplary damages. All expenses of retaking, holding, preparing for sale, selling or the like and any other expenses incurred by Lender in connection with the exercise of any of its rights and remedies hereunder shall constitute additional Obligations secured by the Collateral hereunder. If Lender shall employ counsel to commence, defend or intervene, file a petition, complaint, answer, motion or other pleadings, or to take any other action in or with respect to any suit or proceeding (bankruptcy or otherwise) relating to this Security Agreement, the Collateral or any other agreement, guaranty, note, instrument or document heretofore, now or at any time or times hereafter executed by Customer and delivered to Lender, or to protect, collect, lease, sell, take possession of or liquidate any of the Collateral, or to attempt to enforce or to enforce any security interest in any of the Collateral, or to enforce any rights of Lender hereunder, whether before or after the occurrence of any Event of Default, or to collect any of the Obligations, then in any of such events, all of the reasonable attorneys' fees arising from such services, and any expenses, costs and charges relating thereto, shall be part of the Obligations, payable on demand and secured by the Collateral. The net proceeds realized by Lender upon any sale or other disposition of Collateral hereunder shall be applied toward satisfaction of all Obligations until all such Obligations are satisfied and paid in full. Lender shall account to Customer for any surplus realized upon such sale or other disposition, and Customer shall remain liable for any deficiency. The commencement of any action, legal or equitable, shall not affect the security interest of Lender in the Collateral until all of the Obligations or any judgment with respect thereto have been fully paid.

         Customer is or may become indebted under or in respect of one or more leases, loans, notes, credit agreements, reimbursement agreements, security agreements, title retention or conditional sales agreements, or other documents, instruments or agreements, whether now existing or hereafter arising, evidencing Customer's obligations for the payment of borrowed money or other financial accommodations owing to one or more affiliated persons, firms or entities controlling, controlled by or under common control with Lender ("AFFILIATED OBLIGATIONS"). If Customer pays or prepays all or substantially all of its Affiliated Obligations, whether or not such payment or prepayment is voluntarily or involuntarily made by Customer before or after any default or acceleration of such Affiliated Obligations, then Customer shall pay, at Lender's option and immediately upon notice from Lender, all or any part of Customer's Obligations owing to Lender, including but not limited to payment of the accelerated balance of one or more Notes as set forth in such notice from Lender.

8.       ASSIGNMENT.

         The provisions of this Agreement shall be binding upon and shall inure to the benefit of the heirs, administrators, successors and assigns of Lender and Customer, provided, however, Customer may not assign any of its rights or delegate any of its obligations hereunder without the prior written consent of Lender. Lender may, from time to time, without notice to the Customer, sell, assign, transfer, participate, pledge or otherwise dispose of all or any part of the Obligations and/or the Collateral therefor. In such event, each and every immediate and successive purchaser, assignee, transferee, participant, pledgee, or holder of all or any part of the Obligations and/or the Collateral (each, a "HOLDER") shall have the right to enforce this Agreement, by legal action or otherwise, for its own benefit as fully as if such Holder were herein by name specifically given such rights. Customer agrees that the rights of any such Holder hereunder or with respect to the related Obligations, shall not be subject to any defense, set off or counterclaim that Customer may assert or claim against Lender, and that any such Holder shall have all of the Lender's rights hereunder but none of the Lender's obligations. Lender shall have an unimpaired right to enforce this Agreement for its benefit with respect to that portion of the Obligations Lender has not sold, assigned, transferred, participated, pledged or otherwise disposed of.

9.       GOVERNING LAW.

         THIS SECURITY AGREEMENT AND THE LEGAL RELATIONS OF THE PARTIES HERETO SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF RHODE ISLAND, WITHOUT REGARD TO PRINCIPLES REGARDING THE CHOICE OF LAW. CUSTOMER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF RHODE ISLAND AND THE FEDERAL DISTRICT COURT FOR THE DISTRICT OF RHODE ISLAND FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ITS OBLIGATIONS HEREUNDER, AND EXPRESSLY WAIVES ANY OBJECTIONS THAT IT MAY HAVE TO THE VENUE OF SUCH COURTS. CUSTOMER HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS SECURITY AGREEMENT. Any action by Customer against Lender for any cause of action under this Security Agreement shall be brought within two years after any such cause of action first arises.

10.     MISCELLANEOUS, GENERAL PROVISIONS.

         Customer agrees to pay on demand all costs and expenses of Lender (including reasonable attorneys' fees) hereafter incurred in connection with the amendment or modification of any Security Agreement, or any other or additional documentation or transactions concerning the Obligations, or the care, custody, administration, perfection or protection of any of the Collateral or any of Lender's rights or interests therein, including, without limitation, any and all fees and charges for searches of lien records or other public records, and any filing, stamp and other taxes or fees payable or determined to be payable in connection with the execution, delivery, filing, and recording of any UCC financing statements or other recorded instrument. Customer shall execute and deliver to Lender upon Lender's request any and all schedules, forms and other reports and information as Lender may deem necessary or appropriate to respond to requirements or regulations imposed by any governmental authorities. Customer shall execute and deliver to Lender upon Lender's request such further and additional documents, instruments and assurances as Lender deems necessary (a) to acknowledge and confirm for the benefit of Lender or any Holder, all of the terms and conditions of all or any part of the Obligations, this Security Agreement and Lender's or Holder's rights with respect thereto and Customer's compliance with all of the terms and provisions of any Obligations, and (b) to preserve, protect and perfect Lender's or Holder's right, title or interest in any Obligation or Collateral, including, without limitation, such UCC financing statements or amendments, corporate resolutions, opinions of counsel, certificates of compliance, notices of assignment or transfers of interests, and restatements and reaffirmation of all Obligations and Customer's representations and warranties with respect thereto as of the dates requested by Lender from time to time. Lender may file or record this Security Agreement or a memorandum or a photocopy thereof (which for the purposes hereof shall be effective as a financing statement) so as to give notice to third parties, and Customer hereby appoints Lender as its attorney-in-fact to execute, sign, file and record UCC financing statements and other lien recordation documents with respect to the Equipment, and Customer agrees to pay or reimburse Lender for any and all filing, recording or stamp fees or taxes arising from any such filings.

THIS SECURITY AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES CONCERNING LENDER'S RIGHTS AND SECURITY INTERESTS IN THE COLLATERAL AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. CUSTOMER ACKNOWLEDGES AND CERTIFIES THAT NO SUCH ORAL AGREEMENTS EXIST. THIS SECURITY AGREEMENT MAY NOT BE AMENDED, NOR MAY ANY RIGHTS UNDER THE SECURITY AGREEMENT BE WAIVED, EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY THE PARTY AGAINST WHOM SUCH AMENDMENT OR WAIVER
IS ASSERTED. The failure of Lender at any time or times hereafter to require strict performance by Customer of any of the provisions, warranties, terms and conditions contained in this Security Agreement or in any other agreement, guaranty, note, instrument or document now or at any time or times hereafter executed by Customer and delivered to Lender shall not waive, affect or diminish any right of Lender at any time or times hereafter to demand strict performance thereof. No rights of Lender hereunder shall be deemed to have been waived by any act or knowledge of Lender, its agents, officers or employees, unless such waiver is contained in an instrument in writing signed by an officer of Lender and directed to Customer specifying such waiver. No waiver by Lender of any of its rights on one occasion shall operate as a waiver of any other of its rights or any of its rights on a future occasion. This Master Security Agreement will not be binding on Lender until accepted and executed by Lender, notice of which is hereby waived by Customer. Any demand or notice required or permitted to be given hereunder shall be deemed effective three business days after being deposited in the United States mail, and sent by certified mail, return receipt requested, postage prepaid, addressed to Lender or to Customer at the addresses set forth herein, or to such other address as may be hereafter provided by the party to be notified by written notice complying with the provisions hereof. Wherever possible, each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law. Should any portion of this Security Agreement be declared invalid for any reason in any jurisdiction, such declaration shall have no effect upon the remaining portions of this Agreement; furthermore, the entirety of this Security Agreement shall continue in full force and effect in all other jurisdictions and said remaining portions of this Security Agreement shall continue in full force and effect in the subject jurisdiction as if this Security Agreement had been executed with the invalid portions thereof deleted. This Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument. Time is of the essence in the payment and performance of all of the Obligations. The section headings herein are included for convenience only and shall not be deemed to be a part of this Security Agreement. Each reference herein to "LENDER" shall be deemed to include its successors and assigns, and each reference to "CUSTOMER" and any pronouns referring thereto as used herein shall be construed in the masculine, feminine, neuter, singular or plural, as the context may require, and shall be deemed to include the legal representatives, successors and assigns of Customer, all of whom shall be bound by the provisions hereof. EACH REFERENCE HEREIN TO "CUSTOMER" SHALL MEAN AND INCLUDE ANY AND ALL CUSTOMERS WHO SIGN BELOW, EACH OF WHOM SHALL BE JOINTLY AND SEVERALLY LIABLE UNDER THE SECURITY AGREEMENT.

Executed and delivered by duly authorized representatives of the parties hereto as of the date set forth below.





                            [Signatures on next page]

Dated as of:     January 28, 1998
              ----------------------




FLEET CAPITAL CORPORATION                EAGLE GEOPHYSICAL ONSHORE, INC.

By:    /s/ David E. Mitchell             By:    /s/ R.W. McNairy

Name:  David E. Mitchell                 Name:  R.W. McNairy

Title: Vice President/Senior Lender      Title: Vice President, Secretary and
      -----------------------------             Treasurer
                                                --------------------------------


AGREED TO AND ACKNOWLEDGED TO THE
EXTENT THIS SECURITY AGREEMENT RELATES
TO THE UNDERSIGNED GUARANTOR:

                                         By:    /s/ Jay N. Silverman
                                            ------------------------------------
                                         Name:  Jay N. Silverman
                                              ----------------------------------
                                         Title: President and CEO
                                                --------------------------------
(GUARANTOR)

EAGLE GEOPHYSICAL, INC.

By:    /s/ Jay N. Silverman
   ---------------------------------------------
Name:  Jay N. Silverman
     -------------------------------------------
Title: President
      ------------------------------------------

By:    /s/ R.W. McNairy
   ---------------------------------------------
Name:  R.W. McNairy
     -------------------------------------------
Title: Vice President, Secretary and Treasurer
      ------------------------------------------